Exhibit 99.2

CERTIFICATE PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report (the “Report”) on the Form 10K of Grosvenor Explorations Inc. (the “Company”) for the year ended June 30, 2009, as filed with the Securities and Exchange Commission on the date hereof, I, Felimon A. Lee, Chief Executive Officer, President and Director, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

E.	The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

E.	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

August 10, 2009                                  FELIMON A. LEE
Felimon A. Lee
          Chief Executive Officer,
            President and Director